UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Smith Street	Houston,	TX	77002
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (832) 854-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 27, 2026, the board of directors (the “Board”) of Chevron Corporation (the “Corporation”) appointed Thomas W. Horton as a member of the Board, effective on January 27, 2026 (the “Effective Date”). Mr. Horton was also appointed as a member of the Audit Committee of the Board on the Effective Date.

Mr. Horton, age 64, is a partner at Global Infrastructure Partners, a global infrastructure investment firm, a position he has held since April 2019. From 2015 to 2019, he was a senior advisor at Warburg Pincus. He was the chairman of American Airlines Group, Inc. from 2013 to 2014, and served as chairman, president, and chief executive officer of American Airlines, Inc. (“American”) and AMR Corporation (“AMR”) from 2011 to 2013, after being named president of American in 2010. Prior to that, he served as executive vice president of finance and planning of American and AMR from 2006 to 2010. He was vice chairman and chief financial officer of AT&T Corporation from 2002 to 2005. He has served as a director of Walmart Inc. since 2014 and as a director of General Electric Company (operating as GE Aerospace) since 2018.

On January 27, 2026, the Board approved a prorated grant to Mr. Horton of the annual restricted stock unit award granted to non-employee Directors under the Chevron Non-Employee Directors’ Equity Compensation and Deferral Plan (the “NED Plan”), to be granted on the Effective Date. The number of restricted stock units to be received by Mr. Horton is equal to the product of (x) $235,000 and (y) a fraction, the numerator of which is the number of days remaining in the Annual Compensation Cycle (as defined in the NED Plan) beginning on the Effective Date and the denominator of which is the total number of days in the Annual Compensation Cycle, and dividing that product by the closing Chevron common stock price on the Effective Date. Mr. Horton will also be entitled to receive the annual cash retainer for non-employee Directors of $155,000, which will be prorated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 27, 2026

CHEVRON CORPORATION
By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary and Senior Counsel